Exhibit 10.2

KELLY SERVICES, INC.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of January 30, 2026 by and between Kelly Services, Inc., a Delaware corporation (the “Company”) and Hunt Equity Opportunities, LLC (the “Holder”). Except as otherwise specified herein, all capitalized terms used in this Agreement are defined in Exhibit A attached hereto.

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1 Demand Registrations.

(a) Requests for Registration. At any time and from time to time, the Holder may request registration under the Securities Act of all or any portion of its Registrable Securities on Form S-1 or any similar long-form registration statement (“Long-Form Registrations”) or on Form S-3 or any similar short-form registration statement (“Short-Form Registrations”) if available (any such requested registration, a “Demand Registration”). The Holder may request that any Demand Registration be made pursuant to Rule 415 under the Securities Act (a “Shelf Registration”) and, if the Company is a WKSI at the time any such request is submitted to the Company or will become one by the time of the filing of such Shelf Registration with the SEC, may request that such Shelf Registration be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”). Each request for a Demand Registration must specify the approximate number or dollar value of Registrable Securities requested to be registered by the Holder and (if known) the intended method of distribution (which may include underwritten offerings). Subject to Section 1(e), the Holder will be entitled to request an unlimited number of Demand Registrations, provided that the aggregate anticipated offering price, net of any underwriting discounts or commissions, of each such offering is at least $25,000,000. Subject to Section 1(e), promptly following receipt of any request for a Demand Registration (a “Demand Notice”), the Company shall prepare and file the applicable registration statement with the SEC as promptly as reasonably practicable and, in any event, within 45 days after receipt of such Demand Notice.

(b) Form of Registrations. All Long-Form Registrations will be underwritten registrations unless otherwise approved by the Holder. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form.

(c) Shelf Registrations.

(i) For so long as a registration statement for a Shelf Registration (a “Shelf Registration Statement”) is and remains effective, the Holder will have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering, subject to Section 1(c)(v)) Registrable Securities available for sale pursuant to such registration statement (such Registrable Securities, the “Shelf Registrable Securities”), which may include Shelf Registrable Securities to be sold by the Holder. If the Holder desires to sell Registrable Securities pursuant to an underwritten offering, the

Holder shall deliver to the Company a written notice (a “Shelf Offering Notice”) specifying the number of Shelf Registrable Securities that the Holder desires to sell pursuant to such underwritten offering (the “Shelf Offering”). The Company, subject to Section 1(d) and Section 7, will include in such Shelf Offering all Shelf Registrable Securities with respect to which the Company has received written requests for inclusion (which request will specify the maximum number of Shelf Registrable Securities intended to be disposed of by the Holder) within five (5) days after the receipt of the Shelf Offering Notice. The Company will, as expeditiously as possible (and in any event within 20 days after the receipt of a Shelf Offering Notice), but subject to Section 1(d), use its reasonable best efforts to facilitate such Shelf Offering.

(ii) If the Holder wishes to engage in an underwritten block trade or bought deal off of a Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an already existing Shelf Registration Statement) (each, an “Underwritten Block Trade”), then notwithstanding the time periods set forth in Section 1(c)(i), the Holder will submit the Shelf Offering Notice with respect to the Underwritten Block Trade not less than two (2) Business Days prior to the day such offering is first anticipated to commence. The Company will as expeditiously as possible use its reasonable best efforts to facilitate such Underwritten Block Trade (which may close as early as two (2) Business Days after the date it commences); provided that the aggregate anticipated offering price, net of any underwriting discounts or commissions, of such offering is at least $10,000,000.

(iii) All determinations as to whether to complete any Shelf Offering and as to the timing, manner, price and other terms of any Shelf Offering contemplated by this Section 1(c) shall be determined by the Holder, and the Company shall use its reasonable best efforts to cause any Shelf Offering to occur as promptly as practicable.

(iv) The Company will, at the request of the Holder, file any prospectus supplement or any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the Holder to effect such Shelf Offering.

(v) Subject to Section 11(e), the Holder and its Permitted Assignees will be entitled to submit an unlimited number of Shelf Offering Notices, provided that the aggregate anticipated offering price, net of any underwriting discounts or commissions, of each such offering is at least $25,000,000.

(d) Priority on Demand Registrations and Shelf Offerings. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Holder, which consent shall not be unreasonably withheld, conditioned or delayed. If a Demand Registration or a Shelf Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their reasonable and good faith opinion the number of Registrable Securities and (if permitted hereunder) other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities (if any), which can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, then the Company will include in such offering (prior to the inclusion of any securities which are not Registrable Securities) the number of Registrable Securities requested to be included which, in the reasonable and good faith opinion of such underwriters, can be sold, without any such adverse effect.

(e) Restrictions on Demand Registration and Shelf Offerings.

(i) The Company may postpone, for up to 90 days from the date of the request (the “Suspension Period”), the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement (and therefore suspend sales of the Shelf Registrable Securities) by providing written notice to the Holder, to be in the form of a certificate signed by the Company’s chief executive officer or chief financial officer stating that matters contained in such certificate reflect the good faith judgment of the board of directors of the Company, if the following conditions are met: (A) the Company determines that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any Subsidiary to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction involving the Company and (B) upon advice of counsel, the sale of Registrable Securities pursuant to the registration statement would require disclosure of material non-public information not otherwise required to be disclosed under applicable law, and either (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) such transaction renders the Company unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the registration statement (or such filings) to become effective or to promptly amend or supplement the registration statement on a post-effective basis, as applicable. The Company may delay or suspend the effectiveness of a Demand Registration or Shelf Registration Statement pursuant to this Section 1(e)(i) no more than two (2) times in any twelve (12)-month period or for more than one hundred and twenty (120) days during any 12-month period (for avoidance of doubt, in addition to the Company’s rights and obligations under Section 4(a)(vi)); provided that the Company shall not register any securities for its own account or that of any other stockholder during such period other than pursuant to a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan.

(ii) In the case of an event that causes the Company to suspend the use of a Shelf Registration Statement as set forth in paragraph (e)(i) above or pursuant to Section 4(a)(vi) (a “Suspension Event”), the Company will give a notice to the Holder whose Registrable Securities are registered pursuant to such Shelf Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice must state generally the basis for the notice and that such suspension will continue only for so long as the Suspension Event or its effect is continuing. The Holder agrees not to effect any sales of its Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. The Holder may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice will be given by the Company to the Holder promptly following the conclusion of any Suspension Event (and in any event during the permitted Suspension Period).

(f) Selection of Underwriters. The Holder will have the right to select the investment banker(s) and manager(s) to administer any underwritten offering in connection with any Demand Registration or Shelf Offering, which selection shall be reasonably acceptable to the Company.

(g) Other Registration Rights. The Company represents and warrants that it is not a party to, or otherwise subject to, any agreement (other than as provided herein) granting registration rights to any other Person with respect to the equity securities of the Company. Except as provided in this Agreement, the Company will not grant to any Person the right to request the Company or any Subsidiary to register any equity securities of the Company or any Subsidiary, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Holder, which consent shall not be unreasonably withheld, conditioned or delayed.

(h) Revocation of Demand Notice or Shelf Offering Notice. At any time prior to the effective date of the registration statement relating to a Demand Registration or the “pricing” of any offering relating to a Shelf Offering Notice, the Holder may revoke such notice of a Demand Registration or Shelf Offering Notice by providing written notice to the Company and such revoked Demand Registration or Shelf Offering Notice shall not count as one of the permitted Demand Registrations or Shelf Offering Notices hereunder so long as notice thereof occurs prior to the filing of the applicable registration statement.

(i) Confidentiality. The Holder agrees to treat as confidential the receipt of any notice hereunder (including notice of a Demand Registration, a Shelf Offering Notice and a Suspension Notice) and the information contained therein, and not to disclose or use the information contained in any such notice (or the existence thereof) without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally (other than as a result of disclosure by the Holder in breach of the terms of this Agreement).

Section 2 Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (including primary and secondary registrations, and other than pursuant to an Excluded Registration) (a “Piggyback Registration”), the Company will give prompt written notice (and in any event within five (5) Business Days after the public filing of the registration statement relating to the Piggyback Registration) to the Holder of its intention to effect such Piggyback Registration and, subject to the terms of Section 2(b) and Section 2(c), will include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within three (3) Business Days after delivery of the Company’s notice. The Holder shall have the right to withdraw all or a part of its notice by giving written notice to the Company of such withdrawal at least five (5) Business Days prior to the earlier of (i) effectiveness of the applicable registration statement or (ii) commencement of any roadshow or other formal marketing relating to the registration statement for such Piggyback Registration. For certainty, the Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their reasonable and good faith opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration which, in the reasonable and good faith opinion of the underwriters, can be sold without any such adverse effect (pro-rata among the Holder and any Permitted Assignees who have become parties to this Agreement), and (iii) third, other securities requested to be included in such registration which, in the reasonable and good faith opinion of the underwriters, can be sold without any such adverse effect.

(c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s equity securities (other than pursuant to Section 1 hereof), and the managing underwriters advise the Company in writing that in their reasonable and good faith opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders initially requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro-rata among the Holder and any Permitted Assignees based upon the number of Registrable Securities owned by the Holder and each such Permitted Assignee that, in the reasonable and good faith opinion of the underwriters, can be sold without any such adverse effect, and (iii) third, other securities requested to be included in such registration which, in the reasonable and good faith opinion of the underwriters, can be sold without any such adverse effect.

(d) Right to Terminate Registration. The Company will have the right to terminate or withdraw any registration initiated by it under this Section 2, whether or not any holder of Registrable Securities has elected to include securities in such registration.

(e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, then the selection of investment banker(s) and manager(s) for the offering must be approved by the Holder, which approval shall not be unreasonably withheld, conditioned or delayed.

Section 3 Stockholder Lock-Up Agreements and Company Holdback Agreement.

(a) Stockholder Lock-up Agreements. In connection with any underwritten Public Offering, the Holder will enter into any lock-up, holdback or similar agreements requested by the underwriter(s) managing such offering, in each case with such modifications and exceptions as may be reasonably approved by the Holder. Without limiting the generality of the foregoing, the Holder hereby agrees that in connection with any Demand Registration, Shelf Offering or Piggyback Registration that is an underwritten Public Offering, not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Exchange Act) (collectively, “Securities”) by the Holder, or any other securities so owned convertible into or exchangeable or exercisable for Securities (collectively, “Other Securities”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences or ownership of any Securities or Other Securities, whether such transaction is to be settled by delivery of such Securities or Other Securities, in cash or otherwise (each of (i) and (ii) above, a “Sale Transaction”), or (iii) publicly disclose the intention to enter into any Sale Transaction, commencing on the date on which the Company gives notice to the Holder that a preliminary prospectus has been circulated for such underwritten Public Offering or the “pricing” of such offering and continuing to the date that is 90 days following the date of the final prospectus or prospectus supplement, as applicable, in the case of any underwritten Public Offering (such period, or such shorter period as agreed to by the managing underwriters, a “Holdback Period”), in each case with such modifications and exceptions as may be approved by the Holder, which approval shall not be unreasonably withheld, conditioned or delayed. The Company may impose stop-transfer instructions with respect to any Securities or Other Securities subject to the restrictions set forth in this Section 3(a) until the end of such Holdback Period. The Holder subject to the restrictions of this Section 3(a) shall receive the benefit of any shorter “lock-up” period or permitted exceptions agreed to by the managing underwriter(s) for any underwritten offering pursuant to this Agreement.

(b) Company Holdback Agreement. The Company (i) will not file any registration statement for a Public Offering or cause any such registration statement to become effective, or effect any public sale or distribution of its Securities or Other Securities during any Holdback Period (other than as part of such underwritten Public Offering, or a registration on Form S-4 or Form S-8 or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Other Securities) and (ii) will cause each holder of Securities and Other Securities (including each of its directors and executive officers) to agree not to effect any Sale Transaction during any Holdback Period, except as part of such underwritten registration (if otherwise permitted), unless approved in writing by the Holder and the underwriters managing the Public Offering and to enter into any lock-up, holdback or similar agreements requested by the underwriter(s) managing such offering, in each case with such modifications and exceptions as may be approved by the Holder.

Section 4 Registration Procedures.

(a) Company Obligations. Whenever the Holder has requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Shelf Offering, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(i) prepare and file with the SEC a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, all in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Holder covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review and comment of such counsel);

(ii) notify the Holder, if it holds Registrable Securities registered by a registration statement, of (A) the issuance by the SEC of any stop order suspending the effectiveness of any such registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each such registration statement filed hereunder;

(iii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with the sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iv) furnish, without charge, to each seller of Registrable Securities thereunder and each underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) (in each case including all exhibits and documents incorporated by reference therein), each amendment and supplement thereto, each Free Writing Prospectus and such other documents as such seller or underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable laws of each such registration statement, each such amendment and supplement thereto, and each such prospectus (or preliminary prospectus or supplement thereto) or Free Writing Prospectus by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

(v) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

(vi) notify in writing each seller of such Registrable Securities and provide copies thereof (if applicable) (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by or comments from the SEC or any state security authorities for the amendment or supplementing of such registration statement or prospectus or for additional information, and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event or of any information or circumstances as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 1(e), if required by applicable law or to the extent requested by the Holder, the Company will use its reasonable best efforts to promptly prepare and file a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading and (D) if at any time the representations and warranties of the Company in any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct;

(vii) (A) use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with FINRA, and (B) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including without limitation all corporate governance requirements;

(viii) provide a transfer agent and registrar for all such Registrable Securities and a CUSIP number for all such Registrable Securities, not later than the effective date of such registration statement;

(ix) enter into and perform such customary agreements (including, as applicable, underwriting agreements in customary form) and take all such other reasonable actions as the Holder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, making available the executive officers of the Company and participating in “road shows,” investor presentations, marketing events and other selling efforts and effecting a stock or unit split or combination, recapitalization or reorganization);

(x) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition or sale pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as will be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and the disposition of such Registrable Securities pursuant thereto;

(xi) take all reasonable actions to ensure that any Free Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration or Shelf Offering hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xiii) permit the Holder if, in its sole and exclusive judgment, it might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to allow the Holder to provide language for insertion therein, in form and substance satisfactory to the Company, which in the reasonable judgment of the Holder and its counsel should be included;

(xiv) use reasonable best efforts to (A) make Short-Form Registration available for the sale of Registrable Securities and (B) prevent the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, and use, in the event any such order is issued, reasonable best efforts to obtain promptly the withdrawal of such order;

(xv) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xvi) cooperate with the Holder covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, or the removal of any restrictive legends associated with any account at which such securities are held, and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or the Holder may request;

(xvii) if requested by any managing underwriter, include in any prospectus or prospectus supplement updated financial or business information for the Company’s most recent period or current quarterly period (including estimated results or ranges of results) if required for purposes of marketing the offering in the view of the managing underwriter;

(xviii) take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary to make any such prohibition inapplicable;

(xix) (A) cooperate with the Holder covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with the preparation and filing of applications, notices, registrations and responses to requests for additional information with FINRA, the New York Stock Exchange, Nasdaq or any other national securities exchange on which the Common Stock is or is to be listed, and (B) to the extent required by the rules and regulations of FINRA, retain a Qualified Independent Underwriter acceptable to the managing underwriter;

(xx) in the case of any underwritten offering, use its reasonable best efforts to obtain, and deliver to the underwriter(s), in the manner and to the extent provided for in the applicable underwriting agreement, one or more cold comfort letters from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters;

(xxi) use its reasonable best efforts to provide (A) a legal opinion of the Company’s outside counsel dated the effective date of such registration statement addressed to the Company addressing the validity of the Registrable Securities being offered thereby, (B) on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a Demand Registration or Shelf Offering, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the closing date of the applicable sale, (1) one or more legal opinions of the Company’s outside counsel, dated such date, in form and substance as customarily given to underwriters in an underwritten public offering or, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holder assisting in the sale of the Registrable Securities and (2) one or more “negative assurances letters” of the Company’s outside counsel, dated such date, in form and substance as is customarily given to underwriters in an underwritten public offering or, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holder assisting in the sale of the Registrable Securities, in each case, addressed to the underwriters, if any, or, if requested, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holder assisting in the sale of the Registrable Securities and (C) customary certificates executed by authorized officers of the Company as may be requested by the Holder or any underwriter of such Registrable Securities;

(xxii) if the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(xxiii) if the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(xxiv) if the Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, use its reasonable best efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

(b) [Reserved.]

(c) Automatic Shelf Registration Statements. If the Company files any Automatic Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holder, and the Holder does not request that its Registrable Securities be included in such Shelf Registration Statement, the Company agrees that, at the request of the Holder, it will include in such Automatic Shelf Registration Statement such disclosures as may be required by Rule 430B in order to ensure that the Holder may be added to such Shelf Registration Statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment. If the Company has filed any Automatic Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holder, the Company shall, at the request of the Holder, file any post-effective amendments necessary to include therein all disclosure and language necessary to ensure that the holders of Registrable Securities may be added to such Shelf Registration Statement.

(d) Additional Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing, as a condition to such seller’s participation in such registration.

(e) In-Kind Distributions. If the Holder (and/or any of its Affiliates) seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equityholders, the Company will, subject to any applicable lock-ups, work with the foregoing Persons to facilitate such in-kind distribution in the manner reasonably requested and consistent with the Company’s obligations under the Securities Act.

(f) Suspended Distributions. Each Person participating in a registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(a)(vi), such Person will immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4(a)(vi), subject to the Company’s compliance with its obligations under Section 4(a)(vi).

(g) Other. To the extent that the Holder is or may be deemed to be an “underwriter” of Registrable Securities pursuant to any SEC comments or policies, the Company agrees that (i) the indemnification and contribution provisions contained in Section 6 shall be applicable to the benefit of the Holder in its role as an underwriter or deemed underwriter in addition to its capacity as a holder and (ii) the Holder shall be entitled to conduct the due diligence which it would normally conduct in connection with an offering of securities registered under the Securities Act, including without limitation receipt of customary opinions and comfort letters addressed to the Holder.

Section 5 Registration Expenses. Except as expressly provided herein, all out-of-pocket expenses incurred by the Company in connection with the performance of or compliance with this Agreement and/or in connection with any Demand Registration, Piggyback Registration or Shelf Offering, whether or not the same shall become effective or be consummated, shall be paid by the Company, including, without limitation: (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “blue sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company or other depositary and of printing prospectuses and Free Writing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed, (vii) all applicable rating agency fees with respect to the Registrable Securities, (viii) all reasonable fees and disbursements of one legal counsel for the Holder and any Permitted Assignees, collectively, in each case selected by the Holder and/or such Permitted Assignees, as applicable, together with any necessary local counsel as may be required by the Holder or the managing underwriters, (ix) any fees and disbursements of underwriters customarily paid by issuers of securities, (x) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Demand Registration, Piggyback Registration or Shelf Offering, and (xi) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties). All such expenses are referred to herein as “Registration Expenses.” The Company shall not be required to pay, and each Person that sells securities pursuant to a Demand Registration, Shelf Offering or Piggyback Registration hereunder will bear and pay, all underwriting discounts and commissions applicable to the Registrable Securities sold for such Person’s account and all transfer taxes (if any) attributable to the sale of Registrable Securities.

Section 6 Indemnification and Contribution.

(a) By the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law and without limitation as to time, the Holder, the Holder’s officers, directors, employees, agents, fiduciaries, stockholders, managers, partners, members, affiliates, direct and indirect equityholders, consultants and representatives, and any successors and assigns thereof, and each Person who controls the Holder (within the meaning of the Securities Act) (the “Indemnified Parties”) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) (collectively, “Losses”) caused by, resulting from, arising out of, based upon or related to any of the following (each, a “Violation”) by the Company: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 6, collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the “blue sky” or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. In addition, the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Losses. Notwithstanding the foregoing, the Company will not be liable in any such case to the extent that any such Losses result from, arise out of, are based upon, or relate to an untrue statement, or omission, made in such registration statement, any such prospectus, preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Company by such Indemnified Party expressly for use therein or by such Indemnified Party’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Indemnified Party with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties or as otherwise agreed to in the underwriting agreement executed in connection with such underwritten offering. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of such securities by such seller.

(b) By Holder. In connection with any registration statement in which the Holder is participating, the Holder will furnish to the Company in writing such information regarding the Holder as the Company reasonably requests for use in connection with any such registration statement, prospectus or prospectus supplement and, to the extent permitted by law, will indemnify the Company, its officers, directors, employees, agents and representatives, and each Person who controls the Company (within the meaning of the Securities Act) against any Losses resulting from (as determined by a final and appealable judgment, order or decree of a court of competent jurisdiction) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by the Holder expressly for use therein; provided, that the obligation to indemnify will be individual, not joint and several, for the Holder and each Permitted Assignee, and each such Person’s liability pursuant to the indemnification and contribution provisions herein will be limited to the net amount of proceeds received by such Person from the sale of Registrable Securities pursuant to such registration statement.

(c) Claim Procedure. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice will impair any Person’s right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties will have a right to retain one separate counsel, chosen by the majority of the conflicted indemnified parties involved in the indemnification and approved by the Holder and/or Permitted Assignees, as the case may be, at the expense of the indemnifying party, which approval shall not be unreasonably withheld, conditioned or delayed.

(d) Contribution. If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any Loss referred to herein, then such indemnifying party will contribute to the amounts paid or payable by such indemnified party as a result of such Loss, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such Loss as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) of this Section 6(d) is not permitted by applicable law, then in such proportion as is appropriate to reflect not only such relative fault but also the relative benefit of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statement or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of the indemnification and contribution provisions herein will be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue (or, as applicable alleged) untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the Losses referred to herein will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Indemnification Priority. The Company hereby acknowledges and agrees that any of the Persons entitled to indemnification and contribution pursuant to this Section 6 (each, a “Company Indemnitee” and collectively, the “Company Indemnitees”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by other sources. The Company hereby acknowledges and agrees (i) that it is the indemnitor of first resort (i.e., its obligations to a Company Indemnitee are primary and any obligation of such other sources to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Company Indemnitee are secondary) and (ii) that it shall be required to advance the full amount of expenses incurred by a Company Indemnitee and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement without regard to any rights a Company Indemnitee may have against such other sources. The Company further agrees that no advancement or payment by such other sources on behalf of a Company Indemnitee with respect to any claim for which such Company Indemnitee has sought indemnification, advancement of expenses or insurance from the Company shall affect the foregoing, and that such other sources shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Company Indemnitee against the Company.

(f) Release. No indemnifying party will, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(g) Non-exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement will be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract (and the Company and its Subsidiaries shall be considered the indemnitors of first resort in all such circumstances to which this Section 6 applies) and will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

Section 7 Cooperation with Underwritten Offerings. No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the underwriters; provided that the Holder will not be required to sell more than the number of Registrable Securities the Holder has requested to include in such registration) and (ii) completes, executes and delivers all questionnaires, powers of attorney, stock powers, custody agreements, indemnities, underwriting agreements and other documents and agreements required under the terms of such underwriting arrangements or as may be reasonably requested by the Company and the lead managing underwriter(s); provided, that, prior to excluding such Person on the basis of its failure to provide such requested information, the Company must furnish in writing a reminder to such Person requesting such information at least three (3) Business Days prior to filing the applicable registration statement. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 3, Section 4 and/or this Section 7, the respective rights and obligations created under such agreement will supersede the respective rights and obligations of the Holder, the Company and the underwriters created thereby with respect to such registration.

Section 8 Subsidiary Public Offering. If, after an initial Public Offering of the common equity securities of one of its Subsidiaries, the Company distributes securities of such Subsidiary to its equityholders, then the rights and obligations of the Company pursuant to this Agreement will apply, mutatis mutandis, to such Subsidiary, and the Company will cause such Subsidiary to comply with such Subsidiary’s obligations under this Agreement as if it were the Company hereunder.

Section 9 [Reserved.]

Section 10 Synthetic Secondary Offerings. If the Holder elects to conduct an offering of Registrable Securities pursuant to this Agreement, the Company or the Holder, in each of their discretion, may elect to conduct a synthetic secondary offering with respect to such Registrable Securities (i.e., an offering in which the Company sells Common Stock for its own account and uses the net proceeds of such offering to acquire an equal number of Registrable Securities from the Holder that has elected to conduct an offering). In such case, the Common Stock sold by the Company for its own account shall be treated the same as Registrable Securities being offered by the Holder for purposes of Sections 1(e), 2(b) and 2(c) and other related provisions of this Agreement.

Section 11 General Provisions.

(a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company and the Holder. The failure or delay of any Person to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement will not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b) Remedies. The parties to this Agreement will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party will be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d) Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(e) Successors, Assigns and Transferees. Except as otherwise provided herein, this Agreement will bind and inure to the benefit and be enforceable by the Company and its successors and permitted assigns. The rights and obligations of the Holder may not be assigned, in whole or in part; provided, however, that the rights and obligations set forth herein may be assigned, in whole or in part, by the Holder to any of its Affiliates, or to any transferee of Registrable Securities that holds (after giving effect to such transfer) in excess of five percent (5%) of the then-outstanding Common Stock, and such transferee shall, with the consent of the Holder, be treated as a Holder for all purposes of this Agreement (each Person to whom the rights and obligations are assigned in compliance with this Section 11(e) is a “Permitted Assignee” and all such Persons, collectively, are “Permitted Assignees”); provided, further, that any such transferee shall only be admitted as a party hereunder upon its, his or her execution and delivery of an executed Joinder to this Agreement from such transferee in the form of Exhibit B attached hereto (a “Joinder”), agreeing to be bound by the terms and conditions of this Agreement as if such Person were a party hereto, whereupon such Person will be treated as the Holder for all purposes of this Agreement, with the same rights, benefits and obligations hereunder as the Holder with respect to the transferred Registrable Securities.

(f) Notices. Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; but if not, then on the next Business Day, (iii) one Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications will be sent to the Company at the address specified on the signature page hereto or any Joinder and to the Holder (and any Permitted Assignee that has become a party hereto), or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change such party’s address for receipt of notice by giving prior written notice of the change to the sending party as provided herein. The Company’s address is:

Kelly Services, Inc.

999 West Big Beaver Road

Troy, Michigan 48084

Attn: Vanessa Williams

Email: vanessa.williams@kellyservices.com

With a copy to:

Nelson Mullins Riley & Scarborough LLP

101 Constitution Avenue NW, Suite 900

Washington, DC 20001

Attn:	Michael K. Bradshaw, Jr.
Gary M. Brown
Email:	mike.bradshaw@nelsonmullins.com
gary.brown@nelsonmullins.com

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Any request or consent made under this Agreement must be in writing (electronic mail will suffice).

(g) Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period will automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(h) Governing Law. The corporate law of the State of Delaware will govern all issues and questions concerning the relative rights of the Company and its equityholders. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(i) MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(j) CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE WILL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(k) No Recourse. Notwithstanding anything to the contrary in this Agreement, the Company and the Holder agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement will be had against any current or future director, officer, employee, general or limited partner or member of the Holder or any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever will attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of the Holder or any current or future member of the Holder or any current or future director, officer, employee, partner or member of the Holder or of any Affiliate or assignee thereof, as such for any obligation of the Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement will be by way of example rather than by limitation.

(m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

(n) Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together will constitute one and the same agreement.

(o) Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto will re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument will raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(p) Further Assurances. In connection with this Agreement and the transactions contemplated hereby, the Holder agrees to execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(q) Dividends, Recapitalizations, Etc. If at any time or from time to time there is any change in the capital structure of the Company by way of a stock split, stock dividend, distribution, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment will be made in the provisions hereof so that the rights and privileges granted hereby will continue.

(r) No Third-Party Beneficiaries. No term or provision of this Agreement is intended to be, or shall be, for the benefit of any Person not a party hereto, and no such other Person shall have any right or cause of action hereunder, except as otherwise expressly provided herein.

(s) Current Public Information. The Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and will take such further action as the Holder may reasonably request, all to the extent required to enable the Holder to sell Registrable Securities (or securities that would be Registrable Securities but for the final sentence of the definition of Registrable Securities) pursuant to Rule 144.

* * * * *

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

KELLY SERVICES, INC.

By:	/s/ Christopher D. Layden
Name:	Christopher D. Layden
Title:	Chief Executive Officer

HOLDER:

HUNT EQUITY OPPORTUNITIES, LLC
By: HEO Finance, LLC, its Sole Member
By: Hunt ELP, Ltd., its Sole Member

By:	/s/ Ryan McCrory
Name:	Ryan McCrory
Title:	President

[Signature Page to Registration Rights Agreement]

EXHIBIT A

DEFINITIONS

Capitalized terms used in this Agreement have the meanings set forth below.

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person; provided, however, that portfolio companies in which any Person or any of its Affiliates has an investment shall not be deemed an Affiliate of such Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the recitals.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 1(a).

“Business Day” means a day that is not a Saturday or Sunday or a day on which banks in New York City are closed.

“Class A Common Stock” means shares of the Company’s Class A common stock, $1.00 par value per share.

“Class B Common Stock” means shares of the Company’s Class B common stock, $1.00 par value per share.

“Common Stock” means the Class A Common Stock and the Class B Common Stock.

“Company” has the meaning set forth in the preamble and shall include its successor(s) by merger, acquisition, reorganization or otherwise.

“Company Indemnitee” has the meaning set forth in Section 6.

“Demand Registrations” has the meaning set forth in Section 1(a).

“End of Suspension Notice” has the meaning set forth in Section 1(e)(ii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Excluded Registration” means any registration (i) pursuant to a Demand Registration (which is addressed in Section 1(a)), (ii) in connection with registrations on Form S-4 or S-8 promulgated by the SEC (or any successor or similar forms) or (iii) on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities or that does not permit the registration of Registrable Securities.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Holdback Period” has the meaning set forth in Section 3(a).

“Holder” has the meaning set forth in the preamble; provided, however, the term “Holder”, when used in this Agreement, shall include, on a collective basis: (i) any person executing a Joinder pursuant to Section 9; and (ii) all Permitted Assignees who have executed a Joinder.

“Indemnified Parties” has the meaning set forth in Section 6(a).

“Joinder” has the meaning set forth in Section 11.

“Long-Form Registrations” has the meaning set forth in Section 1(a).

“Losses” has the meaning set forth in Section 6(a).

“Other Securities” has the meaning set forth in Section 3(a).

“Permitted Assignee” has the meaning set forth in Section 11(e).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Registrations” has the meaning set forth in Section 2(a).

“Public Offering” means any sale or distribution by the Company, one of its Subsidiaries and/or the Holder to the public of Common Stock or other securities convertible into or exchangeable for Common Stock pursuant to an offering registered under the Securities Act.

“Qualified Independent Underwriter” has the meaning set forth by FINRA in Section 5121(f)(12), or any successor provision thereto.

“Registrable Securities” means (i) any shares of Common Stock held (directly or indirectly) by the Holder, and (ii) any other securities issued or issuable with respect to the foregoing by way of stock dividend, distribution, split or combination of securities, conversion, exchange, or any recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (a) they have been sold or distributed pursuant to a Public Offering, (b) they have been sold in compliance with Rule 144, (c) they have been distributed to the direct or indirect partners or members of the Holder, except for a distribution or assignment permitted pursuant to Section 4(e) or (d) they have been repurchased by the Company or a Subsidiary of the Company. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities, and the Registrable Securities will be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person will be entitled to exercise the rights of a holder of Registrable Securities hereunder (it being understood that a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement). Notwithstanding the foregoing, any Registrable Securities held by any Person (other than the Holder or its Affiliates) that may be sold under Rule 144(b)(1)(i) without limitation under any of the other requirements of Rule 144 will be deemed not to be Registrable Securities.

“Registration Expenses” has the meaning set forth in Section 5.

“Rule 144”, “Rule 158”, “Rule 405”, “Rule 415”, “Rule 430B” and “Rule 462” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the SEC, as the same will be amended from time to time, or any successor rule then in force.

“Sale Transaction” has the meaning set forth in Section 3(a).

“SEC” means the United States Securities and Exchange Commission.

“Securities” has the meaning set forth in Section 3(a).

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Shelf Offering” has the meaning set forth in Section 1(c)(i).

“Shelf Offering Notice” has the meaning set forth in Section 1(c)(i).

“Shelf Registration” has the meaning set forth in Section 1(a).

“Shelf Registrable Securities” has the meaning set forth in Section 1(c)(i).

“Shelf Registration Statement” has the meaning set forth in Section 1(c).

“Short-Form Registrations” has the meaning set forth in Section 1(a).

“Subsidiary” means, with respect to the Company, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons will be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or will be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Suspension Event” has the meaning set forth in Section 1(e)(ii).

“Suspension Notice” has the meaning set forth in Section 1(e)(ii).

“Suspension Period” has the meaning set forth in Section 1(e)(i).

“Underwritten Block Trade” has the meaning set forth in Section 1(c)(ii).

“Violation” has the meaning set forth in Section 6(a).

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

EXHIBIT B

JOINDER TO REGISTRATION RIGHTS AGREEMENT

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of January 30, 2026 (as amended, modified and waived from time to time, the “Registration Agreement”), among Kelly Services, Inc., a Delaware corporation (the “Company”), and the other persons named as parties therein (including pursuant to other Joinders). Capitalized terms used herein have the meaning set forth in the Registration Agreement.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of, the Registration Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned will be deemed for all purposes to be a Holder, and the undersigned’s shares of Class A Common Stock and/or Class B Common Stock of the Company, as specified on the signature page hereto (together with any securities issued or issuable with respect thereto by way of stock dividend, distribution, split, combination, conversion, exchange, recapitalization or otherwise), will be deemed for all purposes to be Registrable Securities under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, 202___.

Signature

Print Name

Class A Common Stock: _________ shares

Class B Common Stock: _________ shares

Address:

Agreed and Accepted as of

________________, 202_:

KELLY SERVICES, INC.

By:
Name:
Title:

B-1